UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/28/2005

MICROTUNE INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-310294

DE	75-2883117
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2201 Tenth Street, Plano, TX 75074
(Address of Principal Executive Offices, Including Zip Code)

972-673-1600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 28, 2005, the Registrant announced its financial results for its fourth quarter ended December 31, 2004. The Registrant held a conference call and webcast to discuss its fourth quarter financial results and its outlook for the future on February 28, 2005 at 4:00 P.M. Central Time/5:00 P.M. Eastern Time. A replay of the conference call and webcast will be available through March 14, 2005.

A copy of the press release of the Regestrant regarding its fourth quarter financial results is attached to this Report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Ex. 99.1 - Press release of the Registrant issued on February 28, 2005, announcing its financial results for the fourth quarter ended December 31, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MICROTUNE INC

Date: February 28, 2005.	By:	/s/ James A. Fontaine
James A. Fontaine
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Registrant issued on February 28, 2005, announcing its financial results for the fourth quarter ended December 31, 2004.